UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 23, 2006

The Dayton Power and Light Company.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-2385	31-0258470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

2005-2006 Compensation

On February 23, 2006, upon the recommendation of the Compensation Committee of DPL Inc. and The Dayton Power and Light Company (collectively, the “Company”), the Board of Directors of DPL Inc. and The Dayton Power and Light Company (collectively, the “Board”) approved 2006 annual base salaries, 2005 annual incentive awards (cash bonuses) pursuant to the Management Incentive Compensation Plan (the “MICP”) and 2005 long term incentive awards. The following table shows such awards for the officers to be named executive officers in DPL Inc.’s proxy statement for its 2006 Annual Meeting.

Name and Position	2006 Base Salary	2005 MICP Award as Percent of 2005 Base Salary	2005 MICP Bonus Award Amount	2005 Long Term Incentive Award(1)

James V. Mahoney President and Chief Executive Officer	$550,000	126%	$650,000	$576,000

Robert D. Biggs Executive Chairman	$500,000	200%	$1,000,000	n/a

John J. Gillen Senior Vice President and Chief Financial Officer	$332,800	94%	$300,000	$256,000

W. Steven Wolff President, Power Production	$281,139	74%	$200,000	$205,000

Patricia K. Swanke Vice President, Operations (DP&L)	$270,400	97%	$250,000	$205,000

(1)                                  For Messrs. Mahoney and Gillen, one-third of this award was payable immediately upon grant, while the remaining two-thirds will vest equally at the end of 2006 and the end of 2007. The full amounts listed for Ms. Swanke and Mr. Wolff were payable immediately upon grant.

New Executive Compensation and Benefits Program

On February 23, 2006, upon the recommendation of the Compensation Committee the Board of Directors approved a new executive compensation and benefits program. The Compensation Committee determined the following who will be named executive officers (except the Executive Chairman) in DPL Inc.’s proxy statement for its 2006 Annual Meeting, are eligible to participate under this new executive compensation and benefits program, subject to their execution of a Participation Agreement and Waiver: President and Chief Executive Officer; Senior Vice President and Chief Financial Officer; President, Power Production and Vice President, Operations.  As of March 1, 2006 the following named executive officers have signed Participation Agreements and Waivers:  President, Power Production and Vice President, Operations.  The new executive compensation and benefits program includes each of the plans described below. The description of each plan is qualified in its entirety by reference to the complete text of such plan, which is attached to this Form 8-K as indicated.

DPL Inc. Executive Incentive Compensation Plan

The DPL Inc. Executive Incentive Compensation Plan (the “EICP”) replaces the MICP. The purpose of the EICP is to provide certain key executives with incentives for superior performance. Annual cash incentive bonuses will be awarded by the Company’s Compensation Committee upon its determination of the extent to which certain management objectives have been satisfied. Management objectives will be established by the Compensation Committee no later than the ninetieth day of each fiscal year and shall fall under two broad categories: (i) corporate objectives with a weighting of 75% and (ii) business unit and functional objectives with a weighting of 25%. The Compensation Committee will develop a performance/payout schedule for such management objectives with threshold payouts set at 50% of target and maximum payouts set at 200% of target. No bonus will be paid for any year in which the Company has reduced the dividend on its shares.

The amount of a participant’s target bonus shall be based on a percentage of the participant’s base salary for the fiscal year. In no event will the percentage be less than the factor set forth below:

Participant’s Position	Factor
President, Power Production	40%
Vice President, Operations	40%

In addition, individual contribution factors will be assigned to each participant to adjust the EICP award (upwards or downwards). The individual contribution factors, which will be based on such participant’s performance for that year, will range from 0.5 to 1.50.

A copy of the EICP is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

DPL Inc. 2006 Equity and Performance Incentive Plan

Upon the Compensation Committee’s recommendation, the Board approved the DPL Inc.

2006 Equity and Performance Incentive Plan (the “EPIP”), subject to shareholder approval at DPL Inc.’s 2006 Annual Meeting. If approved by shareholders, the EPIP will immediately become effective and will remain in effect for a term of ten years, unless sooner terminated in accordance with its terms. The Compensation Committee will designate the employees and directors eligible to participate in the EPIP and the times and types of awards to be granted. Under the EPIP, the Compensation Committee may grant equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and units, and other stock-based awards. Awards may be subject to the achievement of certain management objectives. In addition, the EPIP provides, upon recommendation of the Chief Executive Officer and Chairman of the Board, for a grant of a special equity award to recognize outstanding performance. A total of 4,500,000 shares of the Company’s common stock has been reserved for issuance under the EPIP. If the EPIP is approved by shareholders, no further awards will be made under the DPL Inc. Stock Option Plan.

Subject to obtaining shareholder approval of the EPIP, the Board has also adopted a long term incentive plan (the “LTIP”) under which the Company will award a targeted number of performance shares of common stock pursuant to the EPIP. Such grants will be contingent on the achievement of specified levels of Total Shareholder Return Relative to Peers during a performance period. A participant may elect to defer receipt of all or any portion of the earned performance shares, provided the election is made at least one year in advance of the earliest date on which the performance shares could be earned.

Total Shareholder Return Relative to Peers is the percentile ranking of DPL Inc.’s total shareholder return compared to a peer group, where total shareholder return is a rate of return reflecting stock price appreciation plus cash equivalent distributions and reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends. The relationship between award earned and Total Shareholder Return Relative to Peers is below:

Percent of Award Earned
Measure	50% of Target	100% of Target	150% of Target	200% of Target

	Threshold	Target	Intermediate	Maximum

Total Shareholder Return Relative to Peers	40th Percentile Ranking vs. Peers	50th Percentile Ranking vs. Peers	75th Percentile Ranking vs. Peers	90th or Above Percentile Ranking vs. Peers

No performance shares will be earned in a performance period if the Total Shareholder Return Relative to Peers is below the threshold level of 40th percentile ranking versus the peers. Further, the LTIP awards are capped at 200% of the targeted performance shares. The LTIP includes provisions for the Company to determine awards if the Total Shareholder Return Relative to Peers falls between any of these categories.

If, following shareholder approval of the EPIP and during a performance period but before the payment of any performance shares, a change of control occurs or a participant’s employment is terminated due to death or disability, the Company shall pay to the participant a pro rata number of the target performance shares based on the number of months that have elapsed during each performance period prior to the change of control and the remaining performance shares shall be forfeited. If a participant’s employment terminates for any other reason, other than retirement, before the end of a performance period, the performance shares will be forfeited.

A copy of the EPIP and a copy of the Form of the Long-Term Incentive Plan-Performance Shares Agreement are attached hereto as Exhibits 10.2 and 10.3, respectively, and both are incorporated herein by reference.

DPL Inc. Severance Pay and Change of Control Plan

The DPL Inc. Severance Pay and Change of Control Plan (the “Severance Plan”) provides for severance payments prior to a change of control, as defined in the Severance Plan and enhanced severance payments following a change of control. The Compensation Committee will designate the eligible employees under the Severance Plan. Prior to a change of control, if the employment of an eligible employee is terminated without cause, as defined in the Severance Plan other than by death or disability, such employee will be entitled to receive payment, in installments, equal to the sum of one year’s base salary and his or her target bonus pursuant to the EICP for the year of termination. Following a change of control, if the employment of an eligible employee (other than the CEO) is terminated without cause, other than by death or disability, or for good reason, as defined in the Severance Plan, during the one-year period following a change of control, then such employee will be entitled to receive a lump sum payment equal to the sum of his or her base salary plus target bonus pursuant to the EICP for the year of termination, multiplied by the following applicable factor:

Participant’s Position	Factor
Officers other than the CEO	2x
All Other Participants	1x

Employees who receive the benefits of the Severance Plan will be subject to a two-year non-solicitation agreement.

A copy of the Severance Plan is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

DPL Inc. Supplemental Executive Defined Contribution Retirement Plan

The DPL Inc. Supplemental Executive Defined Contribution Retirement Plan (the “SERP”) replaces the Company’s Supplemental Executive Retirement Plan that was terminated as to new participations in 2000. The Compensation Committee will designate the eligible employees under the SERP. Pursuant to the SERP, the Company will provide a supplemental retirement benefit to participants by crediting an account established for each participant with an amount equal to 15% of the amount by which the sum of the participant’s base salary and target bonus pursuant to the EICP exceeds the annual limit on compensation established by the Internal Revenue Code ($220,000 for 2006). Each participant’s account will also be credited or charged with the income, expenses, gains or losses allocable to such account as if such account had been invested on a tax deferred basis in the hypothetical investment fund selected by the participant. The Company shall designate as hypothetical investment funds under the SERP one or more of the investment funds provided under The Dayton Power and Light Company Employee Savings Plan. Each participant may change his or her hypothetical investment fund selection at specified times. If a participant does not elect a hypothetical investment fund(s), then the Company shall select the hypothetical investment fund(s) for such participant.

A participant shall become 100% vested in all amounts credited to his or her account upon the completion of five vesting years, as defined in The Dayton Power and Light Company Retirement Income Plan, or upon a change of control or the participant’s death or disability. If a participant’s employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination.

A copy of the SERP is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Executive Participation Agreements and Waivers

The Company entered into a Participation Agreement and Waiver (collectively, the “Participation Agreements”) with Patricia K. Swanke, Vice President, Operations, The Dayton Power and Light Company on February 28, 2006 and with W. Steven Wolff, President, Power Production, The Dayton Power and Light Company and DPL Inc., on February 24, 2006. Pursuant to the Participation Agreements, each of these officers agreed to terminate their respective employment agreements with the Company in exchange for participation in the EICP, EPIP, Severance Plan and SERP. In addition, each officer receives a perquisite allowance in the amount of $20,000 in each year that such respective officer is designated by the Compensation Committee to be eligible to receive a perquisite allowance. The Participation Agreements also provide that each officer is subject to a two year non-solicitation agreement.

Ms. Swanke’s Participation Agreement and Waiver preserves certain rights, including, the right to receive previously granted stock options and vested stock incentive units.

A copy of each Participation Agreement is attached hereto as Exhibits 10.6 and 10.7 and is incorporated herein by reference.

Item 1.02.              Termination of a Material Definitive Agreement.

In connection with the Participation Agreements described in Item 1.01 of this Form 8-K, the employment agreements and change of control agreements between the CompFany and Ms. Swanke and Mr. Wolff were terminated as of February 28, 2006 and February 24, 2006, respectively.

The material terms of the employment agreements and change of control agreements with Ms. Swanke and Mr. Wolff were described in DPL Inc.’s Definitive Proxy Statement filed on March 24, 2005 and such description is incorporated herein by reference.

In addition, in connection with their agreement to participate in the new executive compensation and benefits program, the following officers agreed to terminate their employment agreements: Joseph R. Boni III, Treasurer; Miggie E. Cramblit, Vice President, General Counsel and Corporate Secretary; Gary Stephenson, Vice President–Commercial Operations; and Daniel L. Thobe, Controller. The employment agreements between the Company and each of Ms. Cramblit and Mr. Thobe were attached to the Company’s Form 10-K for the fiscal year ended December 31, 2003. The employment agreements between the Company and each of Messrs. Boni and Stephenson were attached to DPL Inc. Form 8-Ks, dated September 1, 2005 and September 23, 2004, respectively, each of which is incorporated herein by reference.

The Company will not incur any early termination penalties.

Item 9.01(c).         Exhibits.

10.1	DPL Inc. Executive Incentive Compensation Plan

10.2	DPL Inc. 2006 Equity and Performance Incentive Plan

10.3	Form of the Long-Term Incentive Plan–Performance Shares Agreement

10.4	DPL Inc. Severance Pay and Change of Control Plan

10.5	DPL Inc. Supplemental Executive Defined Contribution Retirement Plan

10.6	Participation Agreement and Waiver among DPL Inc., The Dayton Power and Light Company and Patricia K. Swanke, dated February 28, 2006.

10.7	Participation Agreement and Waiver among DPL Inc., The Dayton Power and Light Company and W. Steven Wolff, dated February 24, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: March 2, 2006
/s/ Miggie E. Cramblit
	Name:	Miggie E. Cramblit
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

10.1	DPL Inc. Executive Incentive Compensation Plan	E

10.2	DPL Inc. 2006 Equity and Performance Incentive Plan	E

10.3	Form of Long-Term Incentive Plan- Performance Shares Agreement	E

10.4	DPL Inc. Severance Pay and Change of Control Plan	E

10.5	DPL Inc. Supplemental Executive Defined Contribution Retirement Plan	E

10.6	Participation Agreement and Waiver among DPL Inc., The Dayton Power and Light Company and Patricia K. Swanke, dated February 28, 2006.	E

10.7	Participation Agreement and Waiver among DPL Inc., The Dayton Power and Light Company and W. Steven Wolff, dated February 24, 2006.	E